EXHIBIT 10.2








                              SECURITY AGREEMENT


                            Dated February 7, 2005

                                     From

                        The Grantors referred to herein

                                  as Grantors

                                      to

                             BANK OF AMERICA, N.A.

                              as Collateral Agent





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

                                                   T A B L E  O F  C O N T E N T S


Section                                                                                                     Page

Section 1.        Grant of Security............................................................................2

Section 2.        Security for Obligations.....................................................................6

Section 3.        Grantors Remain Liable.......................................................................6

Section 4.        Delivery and Control of Security Collateral..................................................6

Section 5.        Maintaining the Account Collateral...........................................................7

Section 6.        Investing of Amounts in the Cash Collateral Accounts.........................................8

Section 7.        Release of Amounts...........................................................................8

Section 8.        Representations and Warranties...............................................................8

Section 9.        Further Assurances..........................................................................10

Section 10.       Insurance...................................................................................11

Section 11.       Post-Closing Changes; Collections on Assigned Agreements....................................11

Section 12.       As to Intellectual Property Collateral......................................................12

Section 13.       Voting Rights; Dividends; Etc...............................................................13

Section 14.       As to Letter-of-Credit Rights...............................................................14

Section 15.       Commercial Tort Claims......................................................................15

Section 16.       Transfers and Other Liens; Additional Shares................................................15

Section 17.       Collateral Agent Appointed Attorney-in-Fact.................................................15

Section 18.       Collateral Agent May Perform................................................................16

Section 19.       The Collateral Agent's Duties...............................................................16

Section 20.       Remedies....................................................................................16

Section 21.       Amendments; Waivers; Additional Grantors; Etc...............................................18

Section 22.       Continuing Security Interest; Assignments under the Credit Agreement........................19

Section 23.       Release; Termination........................................................................19

Section 24.       Execution in Counterparts...................................................................20

Section 25.       Governing Law...............................................................................20

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Schedules

Schedule I           -     Investment Property
Schedule II          -     Intellectual Property
Schedule III         -     Commercial Tort Claims
Schedule IV          -     Type Of Organization, Jurisdiction Of Organization
                           And Organizational Identification Number
Schedule V           -     Changes in Name, Etc.
Schedule VI          -     Letters of Credit
Schedule VII         -     Intellectual Property Matters

Exhibits

Exhibit A            -     Form of Security Agreement Supplement
Exhibit B            -     Form of Intellectual Property Security Agreement
Exhibit C            -     Form of Consent to Assignment of Letter of Credit
                           Rights

                              SECURITY AGREEMENT


                  SECURITY AGREEMENT dated February 7, 2005 made by RAYOVAC CORPORATION, a Wisconsin corporation (the "U.S. Borrower") and the other Persons listed on the signature pages hereof (the U.S. Borrower and the Persons so listed (together with any Additional Grantors (as hereinafter defined)) being, collectively, the "Grantors"), to BANK OF AMERICA, N.A., as collateral agent (in such capacity, together with any successor collateral agent appointed pursuant to Article IX of the Credit Agreement (as hereinafter defined), the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement).

                  PRELIMINARY STATEMENTS.

                  (1) The U.S. Borrower has entered into a Fourth Amended and Restated Credit Agreement dated as of February 7, 2005 (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with the Lenders and the Administrative Agent (each as defined therein).

                  (2) Each Grantor is the owner of the shares of stock or other Equity Interests set forth opposite such Grantor's name on and as otherwise described in Part I of Schedule I hereto and issued by the Persons named therein (the "Initial Pledged Equity") and of the indebtedness set forth opposite such Grantor's name on and as otherwise described in Part II of
Schedule I hereto and issued by the obligors named therein (the "Initial Pledged Debt").

                  (3) Pursuant to the terms of the Credit Agreement, upon the request of the Collateral Agent, the Grantors shall open one or more cash collateral deposit accounts (the "Cash Collateral Accounts") in the name of the Collateral Agent and under the sole control and dominion of the Collateral Agent and subject to the terms of this Agreement.

                  (4) It is a condition precedent to the making of Loans by the Lenders and the issuance of Letters of Credit by the L/C Issuer under the Credit Agreement, the entry into Secured Hedge Agreements by the Hedge Banks and the entry into Qualified Foreign Credit Facilities by the Qualified Foreign Lenders from time to time that the Grantors shall have granted the security interest contemplated by this Agreement. Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents.

                  (5) Terms defined in the Credit Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Credit Agreement. Further, unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9. "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

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

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and the L/C Issuer to issue Letters of Credit under the Credit Agreement, to induce the Hedge Banks to enter into Secured Hedge Agreements and to induce the Qualified Foreign Lenders to enter into Qualified Foreign Credit Facilities from time to time, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

                  Section 1. Grant of Security. Each Grantor hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in such Grantor's right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising; provided, that notwithstanding anything in this Agreement to the contrary, in no event shall the security interest granted hereunder attach to any license, contract, or other agreement to which U.S. Borrower is a party or any of its rights or interests thereunder, or any property or assets subject to any license, contract, or other agreement, if and for so long as the grant of such security interest shall constitute or result in (x) the abandonment, invalidation or unenforceability of any right, title or interest of U.S. Borrower therein or (y) in a breach or termination pursuant to the terms of, or a default under, any such license, contract right, or other agreement, except, in each case, to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity, provided, however that, notwithstanding the foregoing, such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attached immediately to any portion of such license, contract, or other agreement, or property subject thereto, that does not result in any of the consequences specified in clause (x) or (y) above (collectively, the "Collateral"):

                  (a) all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto, including, without limitation, computer programs and supporting information that constitute equipment within the meaning of the UCC (any and all such property being the "Equipment");

                  (b) all inventory in all of its forms, including, without limitation, (i) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (ii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iii) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, including, without limitation, computer programs and supporting information that constitute inventory within the meaning of the UCC (any and all such property being the "Inventory");

                  (c) all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without


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         limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clause (d), (e) or (f) below, being the "Receivables," and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the "Related Contracts");

                  (d) the following (the "Security Collateral"):

                          (i) the Initial Pledged Equity and the certificates,
                  if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all warrants, rights or options issued thereon or with respect thereto;

                          (ii) the Initial Pledged Debt and the instruments,
                  if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

                          (iii) all additional shares of stock and other
                  Equity Interests from time to time acquired by such Grantor in any manner (such shares and other Equity Interests, together with the Initial Pledged Equity, being the "Pledged Equity"), and the certificates, if any, representing such additional shares or other Equity Interests, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests and all warrants, rights or options issued thereon or with respect thereto; provided that, notwithstanding anything contained herein to the contrary, such Grantor shall not be required to pledge, and the terms "Pledged Equity" and "Security Collateral" used in this Agreement shall not include, any Equity Interests in any foreign Subsidiary acquired, owned, or otherwise held by such Grantor, in each case, that, when aggregated with all of the other shares of stock in such foreign Subsidiary pledged by such Grantor, would result in more than 66% of the shares of stock in such foreign Subsidiary being pledged to the Collateral Agent for the benefit of the Secured Parties under this Agreement;

                          (iv) all additional indebtedness from time to time
                  owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the "Pledged Debt") and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or


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                  otherwise distributed in respect of or in exchange for any or all of such indebtedness;

                          (v) the Cash Collateral Accounts, all security
                  entitlements with respect to all financial assets from time to time credited to the Cash Collateral Accounts, and all financial assets, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such security entitlements or financial assets and all warrants, rights or options issued thereon or with respect thereto; and

                          (vi) except for property excluded in clause (iii)
                  above, all other investment property (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all warrants, rights or options issued thereon or with respect thereto;

                  (e) each Hedge Agreement to which such Grantor is now or may hereafter become a party, in each case as such agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the "Assigned Agreements"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "Agreement Collateral");

                  (f) the following (collectively, the "Account Collateral"):

                          (i) the Cash Collateral Accounts, all deposit
                  accounts and all funds and financial assets from time to time credited thereto (including, without limitation, all Cash Equivalents), and all certificates and instruments, if any, from time to time representing or evidencing the Cash Collateral Accounts or any other deposit account;

                          (ii) all promissory notes, certificates of deposit,
                  checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor in substitution for or in addition to any or all of the then existing Account Collateral; and


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                          (iii) all interest, dividends, distributions, cash,
                  instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral;

                  (g) the following (collectively, the "Intellectual Property Collateral"):

                          (i) all patents, patent applications, utility models
                  and statutory invention registrations, all inventions claimed or disclosed therein and all improvements thereto ("Patents");

                          (ii) all trademarks, service marks, domain names,
                  trade dress, logos, designs, slogans, trade names, business names, corporate names and other source identifiers, whether registered or unregistered (provided that no security interest shall be granted in United States intent-to-use trademark applications), together, in each case, with the goodwill symbolized thereby ("Trademarks");

                          (iii) all copyrights, including, without limitation,
                  copyrights in Computer Software (as hereinafter defined), internet web sites and the content thereof, whether registered or unregistered ("Copyrights");

                          (iv) all computer software, programs and databases
                  (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing ("Computer Software");

                          (v) all confidential and proprietary information,
                  including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, databases and data, including, without limitation, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (collectively, "Trade Secrets"), and all other intellectual, industrial and intangible property of any type, including, without limitation, industrial designs and mask works;

                          (vi) all registrations and applications for
                  registration for any of the foregoing, including, without limitation, those registrations and applications for registration set forth in Schedule II hereto, together with all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations thereof;

                          (vii) all tangible embodiments of the foregoing, all
                  rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;


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                          (viii) all agreements, permits, consents, orders and
                  franchises relating to the license, development, use or disclosure of any of the foregoing to which such Grantor, now or hereafter, is a party or a beneficiary; and

                          (ix) any and all claims for damages and injunctive
                  relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

                  (h) all commercial tort claims, including, without limitation, the commercial tort claims described in Schedule III hereto (collectively, the "Commercial Tort Claims Collateral");

                  (i) all books and records (including, without limitation, customer lists, credit files, printouts and other computer output materials and records) of such Grantor pertaining to any of the Collateral; and

                  (j) all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (i) of this Section 1) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash.

                  Section 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under the Loan Documents (all such Obligations being the "Secured Obligations").

                  Section 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor's Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  Section 4. Delivery and Control of Security Collateral. (a) All certificates or instruments representing or evidencing Security Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent; provided, that, (i) so long as no Event of Default has occurred and is continuing and the enforcement by the


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Secured Parties of their rights and remedies under the Loan Documents is not continuing, no Grantor shall be required to deliver any instrument representing Pledged Debt if the amount of such Pledged Debt is less than $5,000,000, and (ii) so long as no Event of Default under Section 8.01(a) or 8.01(f) of the Credit Agreement shall have occurred and be continuing, no Grantor shall be required to deliver any bills of lading, waybills, airbills or similar documents of title evidencing the receipt of goods for shipment. Upon the occurrence and during the continuance of an Event of Default and the enforcement by the Secured Parties of their rights and remedies under the Loan Documents, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

                  (b) With respect to (i) any Security Collateral that constitutes Pledged Equity and (ii) upon the occurrence and during the continuance of an Event of Default, all other Security Collateral that, in each case, constitutes an uncertificated security, the relevant Grantor will cause the issuer thereof upon, in the case of clause (ii), the request of the Collateral Agent either (A) to register the Collateral Agent as the registered owner of such security or (B) to agree with such Grantor and the Collateral Agent that such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent (an "Uncertificated Security Control Agreement").

                  (c) Upon the occurrence and during the continuance of an Event of Default, with respect to any Security Collateral that constitutes a security entitlement as to which the financial institution acting as Collateral Agent hereunder is not the securities intermediary, upon the request of the Collateral Agent the relevant Grantor will cause the securities intermediary with respect to such security entitlement either (A) to identify in its records the Collateral Agent as the entitlement holder thereof or (B) to agree with such Grantor and the Collateral Agent that such securities intermediary will comply with entitlement orders originated by the Collateral Agent without further consent of such Grantor, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent (a "Securities Account Control Agreement").

                  (d) Upon the request of the Collateral Agent following the occurrence and during the continuance of an Event of Default, each Grantor will notify each issuer of Securities Collateral granted by it hereunder that such Securities Collateral is subject to the security interest granted hereunder.

                  Section 5. Maintaining the Account Collateral. So long as the Termination Date (as defined in Section 22) shall not have occurred:

                  (a) The Collateral Agent shall have sole right to direct the disposition of funds with respect to the Cash Collateral Accounts, as permitted by the Credit Agreement; and it shall be a term and condition of each of the Cash Collateral Accounts, notwithstanding any term or condition to the contrary in any other agreement relating to such Cash Collateral Account, that after the occurrence and during the continuance of an Event of Default no amount (including, without limitation, interest on Cash Equivalents credited thereto) will be paid or released to or for the account of, or withdrawn by or for the account of, the U.S. Borrower or any other Person from any Cash Collateral Account.


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                  (b) Each Grantor shall maintain its domestic Cash Collateral
         Accounts, if any, only with Bank of America, N.A.

                  (c) Upon the occurrence and during the continuance of an Event of Default upon the request of the Collateral Agent and as soon as practicable, each Grantor shall maintain all other deposit accounts requested by the Collateral Agent only with Bank of America, N.A. or with a bank (a "Pledged Account Bank") that has agreed with such Grantor and the Collateral Agent to (A) comply with instructions originated by the Collateral Agent directing the disposition of funds in such other deposit account without the further consent of such Grantor and (B) waive or subordinate in favor of the Collateral Agent all claims of such Pledged Account Bank to such other deposit account, such agreement to be in form and substance reasonably satisfactory to the Collateral Agent (a "Deposit Account Control Agreement").

                  (d) The Collateral Agent may, at any time and without notice to, or consent from, the applicable Grantor, transfer, or direct the transfer of, funds from the Cash Collateral Accounts or any other deposit accounts of such Grantor to satisfy such Grantor's Obligations under the Loan Documents if an Event of Default shall have occurred and be continuing.

                  Section 6. Investing of Amounts in the Cash Collateral Accounts. The Collateral Agent will, as requested by the applicable Grantor and subject to the provisions of Sections 5, 7 and 20, from time to time, so long as no Event of Default has occurred and is continuing invest amounts received with respect to the Cash Collateral Accounts in such Cash Equivalents credited to the Cash Collateral Accounts as the applicable Grantor may select and the Collateral Agent may approve and (b) invest interest paid on the Cash Equivalents referred to in clause (a) above, and reinvest other proceeds of any such Cash Equivalents that may mature or be sold, in each case, in such Cash Equivalents. Interest and proceeds that are not invested or reinvested in Cash Equivalents as provided above shall be deposited and held in the Cash Collateral Accounts. In addition, the Collateral Agent shall have the right at any time to exchange such Cash Equivalents for similar Cash Equivalents of smaller or larger determinations, or for other Cash Equivalents, credited to the Cash Collateral Accounts.

                  Section 7. Release of Amounts. So long as no Default or Event of Default shall have occurred and be continuing, the Collateral Agent will, at the U.S. Borrower's request, refund to the U.S. Borrower or at its order or, at the request of the U.S. Borrower, to the Administrative Agent to be applied to the Obligations of the Grantors under the Loan Documents, such amount, if any, as is then on deposit in the Cash Collateral Accounts to the extent permitted to be released under the terms of the Credit Agreement.

                  Section 8. Representations and Warranties. Each Grantor represents and warrants as follows:

                  (a) As of the Closing Date, such Grantor's exact legal name, type of organization, jurisdiction of organization and organizational identification number is set forth in Schedule IV hereto. As of the Closing Date, such Grantor has no trade names other than as listed on
         Schedule V hereto. Within the two years preceding the date hereof, except as set forth in Schedule V hereto, such Grantor has not changed its name, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule IV hereto.

                  (b) Such Grantor is the legal and beneficial owner of the Collateral granted or purported to be granted by it free and clear of any Lien, claim, option or right of others, except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or as otherwise permitted under the Credit Agreement.

                  (c) If such Grantor is an issuer of Security Collateral, such Grantor confirms that it has received notice of the security interest granted hereunder.

                  (d) As of the Closing Date, the Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Equity Interests of the issuers thereof indicated on
         Schedule I hereto. As of the Closing Date, the Initial Pledged Debt constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof and is outstanding in the principal amount indicated on Schedule I hereto.

                  (e) As of the Closing Date, such Grantor is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in Schedule VI hereto and additional letters of credit as to which such Grantor has complied with the requirements of Section 14.

                  (f) This Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid security interest in the Collateral granted by such Grantor, securing the payment of the Secured Obligations; all filings and other actions necessary to perfect the security interest in the Collateral granted by such Grantor have been duly made or taken and are in full force and effect.

                  (g) Except as could not reasonably be expected to have a Material Adverse Effect:

                          (i) The Intellectual Property Collateral set forth
                  on Schedule II hereto includes all of the patent registrations, domain names, trademark registrations and applications and copyright registrations and applications owned by such Grantor as of the Closing Date.

                          (ii) To such Grantor's knowledge, the Intellectual
                  Property Collateral is valid and enforceable except as listed on Schedule VII.

                          (iii) Such Grantor has made or performed all
                  filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in its Intellectual Property Collateral in full force and effect.

                  Section 9. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly take all further action that may be necessary, or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor. Without limiting the generality of the foregoing, each Grantor will promptly with respect to Collateral of such Grantor: (i) if any such Collateral shall be evidenced by a promissory note or other instrument (with respect to Pledged Debt, in an amount greater than $5,000,000), deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be commercially reasonable, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iii) at the request of the Collateral Agent, take all commercially reasonable action to ensure that the Collateral Agent's security interest is noted on any certificate of title related to any Collateral evidenced by a certificate of title; (iv) upon the occurrence and during the continuance of an Event of Default, (A) take all commercially reasonable action necessary to ensure that the Collateral Agent has control of Collateral consisting of deposit accounts, investment property and letter-of-credit rights as provided in Sections 9-104, 9-106 and 9-107 of the UCC and (B) promptly upon reasonable request of the Collateral Agent, cause the Collateral Agent to be the beneficiary under all letters of credit that constitute Collateral, with the exclusive right to make all draws under such letters of credit, and with all rights of a transferee under Section 5-114(e) of the UCC; and (v) deliver to the Collateral Agent evidence that other commercially reasonable actions that the Collateral Agent may request in order to perfect and protect the security interest granted or purported to be granted by such Grantor under this Agreement have been taken.

                  (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.

                  (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

                  Section 10. Insurance. (a) Each Grantor will, at its own expense, maintain insurance with respect to its Equipment and Inventory in the manner required by the Credit Agreement. Each policy of each Grantor for liability insurance shall provide for all losses to be paid on behalf of the Collateral Agent and such Grantor as their interests may appear. Each such policy shall in addition (i) name such Grantor and the Collateral Agent as insured parties thereunder (without any representation or warranty by or obligation upon the Collateral Agent) as their interests may appear and (iv) provide that at least 10 days' prior written notice of cancellation or of lapse shall be given to the Collateral Agent by the insurer.

                  (b) Reimbursement under any liability insurance maintained by any Grantor pursuant to this Section 10 may be paid directly to the Person who shall have incurred liability covered by such insurance.

                  (c) So long as no Event of Default shall have occurred and be continuing, all insurance payments received by the Collateral Agent in connection with any loss, damage or destruction of any Inventory or Equipment will be released by the Collateral Agent to the applicable Grantor for use in accordance with the terms of the Credit Agreement. Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of such Equipment or Inventory shall be paid to the Collateral Agent and shall, in the Collateral Agent's sole discretion, (i) be released to the applicable Grantor to be applied as set forth in the first sentence of this subsection (c) or (ii) be held as additional Collateral hereunder or applied as specified in Section 20(b).

                  Section 11. Post-Closing Changes; Collections on Assigned Agreements. (a) No Grantor will change its name, type of organization, jurisdiction of organization or organizational identification number from those set forth in Section 8(a) of this Agreement without first giving at least 20 days' prior written notice to the Collateral Agent and taking all action required by the Collateral Agent for the purpose of perfecting or protecting the security interest granted by this Agreement. If any Grantor does not have an organizational identification number and later obtains one, it will forthwith notify the Collateral Agent of such organizational identification number.

                  (b) Except as otherwise provided in this subsection (b), each Grantor will continue to collect, at its own expense, all amounts due or to become due such Grantor under the Assigned Agreements. In connection with such collections, such Grantor may take (and, at the Collateral Agent's direction, will take) such commercially reasonable action as such Grantor or the Collateral Agent may deem necessary to enforce collection of the Assigned Agreements; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and the enforcement by the Secured Parties of their rights and remedies under the Loan Documents, and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Assigned Agreements of the assignment of such Assigned Agreements to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, including, without limitation, those set forth set forth in Section 9-607 of the UCC. After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the

Assigned Agreements of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) and either (A) released to such Grantor on the terms set forth in the Credit Agreement so long as no Event of Default shall have occurred and be continuing and enforcement by the Secured Parties of their rights and remedies under the Loan Documents is not continuing or (B) if any Event of Default shall have occurred and be continuing and enforcement by the Secured Parties of their rights and remedies under the Loan Documents is continuing, applied as provided in
Section 20(b) and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any amount due on any Assigned Agreement, release wholly or partly any Obligor thereof, or allow any credit or discount thereon.

                  Section 12. As to Intellectual Property Collateral. (a) With respect to each item of its Intellectual Property Collateral, each Grantor agrees to take, at its expense, all commercially reasonable steps, including, without limitation, in the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authority, to maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, except to the extent its failure to do so could not reasonably be expected to have a Material Adverse Effect.

                  (b) Except in the ordinary course of its business or as could not be reasonably expected to have a Material Adverse Effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain.

                  (c) Except where failure to do so could not reasonably be expected to cause a Material Adverse Effect, each Grantor shall take all commercially reasonable steps which it or the Collateral Agent (upon the occurrence and during the continuance of an Event of Default) deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral.

                  (d) With respect to its Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit B hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent (an "Intellectual Property Security Agreement"), for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office, the U.S. Copyright Office and any other governmental authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

                  (e) Each Grantor agrees that should it obtain an ownership interest in any item of the type set forth in Section 1(g) that is not on the date hereof a part of the Intellectual Property Collateral ("After-Acquired Intellectual Property") (i) the provisions of this Agreement shall automatically apply thereto, and (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto.

                  Section 13. Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred and be continuing and the enforcement by the Secured Parties of their rights and remedies under the Loan Documents is not continuing:

                  (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose; provided however, that such Grantor will not exercise or refrain from exercising any such right if such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

                  (ii) Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that upon the enforcement by the Secured Parties of their rights and remedies under the Loan Documents, any and all

                          (A) dividends, interest and other distributions paid
                  or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral,

                          (B) dividends and other distributions paid or
                  payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus and

                          (C) cash paid, payable or otherwise distributed in
                  respect of principal of, or in redemption of, or in exchange for, any Security Collateral shall be, and shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                  (iii) The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default and the enforcement by the Secured Parties of their rights and remedies under the Loan Documents:

                  (i) All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 13(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and

         (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to
         Section 13(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

                  (ii) All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph
         (i) of this Section 13(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary indorsement).

                  Section 14. As to Letter-of-Credit Rights. (a) Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of letters of credit of which it is or hereafter becomes a beneficiary or assignee. Upon the occurrence and during the continuance of an Event of Default, each Grantor will, upon the request of the Collateral Agent, promptly use commercially reasonable efforts to cause the issuer of each letter of credit and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof pursuant to a consent in substantially the form of the Consent to Assignment of Letter of Credit Rights attached hereto as Exhibit C or otherwise in form and substance reasonably satisfactory to the Collateral Agent and deliver written evidence of such consent to the Collateral Agent.

                  (b) Upon the occurrence and during the continuance of an Event of Default, each Grantor will, promptly upon request by the Collateral Agent, (i) notify (and such Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit that the proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee and (ii) arrange for the Collateral Agent to become the transferee beneficiary of letter of credit.

                  Section 15. Commercial Tort Claims. Each Grantor will promptly give notice to the Collateral Agent of any commercial tort claim that may arise after the date hereof and will otherwise take all necessary action to subject such commercial tort claim to the first priority security interest created under this Agreement.

                  Section 16. Transfers and Other Liens; Additional Shares.
(a) Each Grantor agrees that it will not (i) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Credit Agreement, or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for Permitted Liens.

                  (b) Each Grantor agrees that it will (i) cause each issuer of the Pledged Equity pledged by such Grantor not to issue any Equity Interests or other securities or in substitution for the Pledged Equity issued by such issuer, except to such Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional Equity Interests or other securities.

                  Section 17. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time, upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent's discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                  (a) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to Section 10,

                  (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                  (c) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause
         (a) or (b) above, and

                  (d) to file any claims or take any action or institute any proceedings that the Collateral Agent deems reasonably necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral.

                  Section 18. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, as the Collateral Agent deems necessary to protect the security interest granted hereunder in the Collateral or to protect the value thereof, but without any obligation to do so and without notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 10.04 of the Credit Agreement.

                  Section 19. The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

                  Section 20. Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or, to the fullest extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 of the Credit Agreement) in whole or in part by the Collateral Agent for the ratable benefit of the Secured Parties against, all or any part of the Secured Obligations, in accordance with the waterfall set forth in Section 8.03 of the Credit Agreement. Any surplus of such cash or cash proceeds held by or on the behalf of the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

                  (c) All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

                  (d) The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set-off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

                  (e) The Collateral Agent may send to each bank, securities intermediary or issuer party to any Deposit Account Control Agreement, Securities Account Control Agreement or Uncertificated Security Control Agreement a "Notice of Exclusive Control as defined in and under such Agreement.

                  (f) If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 20, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

                          (i) execute and deliver, and cause each issuer of
                  such Security Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Security Collateral under the provisions of the Securities Act of 1933 (as amended from time to time, the "Securities Act"), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

                          (ii) use its best efforts to qualify the Security
                  Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Agent;

                          (iii) cause each such issuer of such Security
                  Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act;

                          (iv) provide the Collateral Agent with such other
                  information and projections as may be necessary or, in the opinion of the Collateral Agent, advisable to enable the Collateral Agent to effect the sale of such Security Collateral; and

                          (v) do or cause to be done all such other acts and
                  things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

                  (g) The Collateral Agent is authorized, in connection with any sale of the Security Collateral pursuant to this Section 20, to deliver or otherwise disclose to any prospective purchaser of the Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (f)(i) above; (ii) any information and projections provided to it pursuant to subsection (f)(iv) above; and (iii) any other information in its possession relating to such Security Collateral.

                  Section 21. Amendments; Waivers; Additional Grantors; Etc.
(a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed as required by Section 10.01 of the Credit Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent or any other Secured Party to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

                  (b) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a "Security Agreement Supplement"), such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to "Grantor" shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to the "Collateral" shall also mean and be a reference to the Collateral granted by such Additional Grantor and each reference in this Agreement to a Schedule shall also mean and be a reference to the schedules attached to such Security Agreement Supplement.

                  Section 22. Continuing Security Interest; Assignments under the Credit Agreement. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect unless and until (i) all of the Secured Obligations shall have been paid in full in cash (other than L/C Obligations, Obligations in respect of Secured Hedge Agreements, and Obligations in respect of Qualified Foreign Credit Facilities), (ii) all Letters of Credit shall have expired or been terminated or Cash Collateralized, (iii) all Secured Hedge Agreements and all Qualified Foreign Credit Facilities shall have expired or been terminated or collateral security provided in respect thereof in form and substance reasonably satisfactory to the counterparty to such Secured Hedge Agreement or the Qualified Foreign Lender under such Qualified Foreign Credit Facility, as applicable, and (iv) the Commitments shall have expired or been terminated (the first date on which all of the foregoing conditions have been met being the "Termination Date"; provided, however, that in the case of the termination or expiration of all Letters of Credit, Secured Hedge Agreements or Qualified Foreign Credit Facilities as described in clauses (ii) and (iii) above (and not in the case of a Cash Collateralization or collateral security being provided as described in clauses (ii) and (iii) above), the Termination Date shall not occur until (x) all L/C Obligations, all Obligations in respect of Secured Hedge Agreements, and all Obligations in respect of Qualified Foreign Credit Facilities, as applicable, shall have been paid in full in cash and (y) all of the other conditions in clauses (i) through (iv) have been met, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitments, the Loans owing to it and the Note or Notes, if any, held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 10.06 of the Credit Agreement.

                  Section 23. Release; Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at such Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) such Grantor shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including, without limitation, the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certificate of such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may reasonably request and (ii) the proceeds of any such sale, lease, transfer or other disposition required to be applied, or any payment to be made in connection therewith, in accordance with Section
2.06 of the Credit Agreement shall, to the extent so required, be paid or made to, or in accordance with the instructions of, the Collateral Agent when and as required under Section 2.06 of the Credit Agreement.

                  (b) On the Termination Date, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Collateral Agent will, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

                  Section 24. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier or by e-mail of a scanned copy shall be effective as delivery of an original executed counterpart of this Agreement.

                  Section 25. Governing Law(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (b) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Grantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by Law, in such federal court. Each Grantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement or any other Loan Document shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document in the courts of any jurisdiction.

                  (c) Each Grantor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Loan Documents to which it is or is to be a party in any New York State or federal court. Each Grantor hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court.

                  (d) EACH GRANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE LOANS OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                            RAYOVAC CORPORATION


                                            By   /s/ James T. Lucke
                                               ----------------------------------------
                                                Name: James T. Lucke
                                                Title: Senior Vice President, Secretary
                                                       and General Counsel


Address for Notices:                        ROVCAL, INC.
601 Rayovac Drive
Madison, WI 53711
                                            By   /s/ James T. Lucke
                                               ----------------------------------------
                                                Name: James T. Lucke
                                                Title: Vice President and Secretary


Address for Notices:                        ROV HOLDING, INC.
601 Rayovac Drive
Madison, WI 53711
                                            By   /s/ James T. Lucke
                                               ----------------------------------------
                                                Name: James T. Lucke
                                                Title: Secretary and Treasurer


Address for Notices:                        UNITED INDUSTRIES CORPORATION
2150 Schuetz Road
St. Louis, MO 63146
                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President, Secretary
                                                       and General Counsel


Address for Notices:                        NU-GRO AMERICA CORP.
c/o United Industries Corporation
2150 Schuetz Road
St. Louis, MO 63146                         By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        NU-GRO US HOLDCO CORP.
c/o United Industries Corporation
2150 Schuetz Road
St. Louis, MO 63146                         By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Secretary


Address for Notices:                        SCHULTZ COMPANY
c/o United Industries Corporation
2150 Schuetz Road
St. Louis, MO 63146                         By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        SYLORR PLANT CORP.
c/o United Industries Corporation
2150 Schuetz Road
St. Louis, MO 63146                         By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        WPC BRANDS, INC.
c/o United Industries Corporation
2150 Schuetz Road
St. Louis, MO 63146                         By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        UNITED PET GROUP, INC.
463 Ohio Pike, Ste. 303
Cincinnati, OH 45255
                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        IB NITROGEN INC.
c/o United Industries Corporation
2150 Schuetz Road
St. Louis, MO 63146                         By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        NU-GRO TECHNOLOGIES, INC.
c/o United Industries Corporation
2150 Schuetz Road
St. Louis, MO 63146                         By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        GROUND ZERO, INC.
c/o United Industries Corporation
2150 Schuetz Road
St. Louis, MO 63146                         By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        DB ONLINE, LLC
463 Ohio Pike, Ste. 303                     By: United Pet Goup, Inc., its Managing
Cincinnati, OH 45255                             Member

                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        PETS `N PEOPLE, INC.
463 Ohio Pike, Ste. 303
Cincinnati, OH 45255
                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        AQ HOLDINGS, INC.
463 Ohio Pike, Ste. 303
Cincinnati, OH 45255
                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        SOUTHERN CALIFORNIA FOAM, INC.
463 Ohio Pike, Ste. 303
Cincinnati, OH 45255
                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        AQUARIA, INC.
463 Ohio Pike, Ste. 303
Cincinnati, OH 45255
                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        PERFECTO HOLDING CORP.
463 Ohio Pike, Ste. 303
Cincinnati, OH 45255
                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        AQUARIUM SYSTEMS, INC.
463 Ohio Pike, Ste. 303
Cincinnati, OH 45255
                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        PERFECTO MANUFACTURING, INC.
463 Ohio Pike, Ste. 303
Cincinnati, OH 45255
                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary


Address for Notices:                        JUNGLETALK INTERNATIONAL, INC.
463 Ohio Pike, Ste. 303
Cincinnati, OH 45255
                                            By   /s/ Lou Laderman
                                               ----------------------------------------
                                                Name: Lou Laderman
                                                Title: Vice President and Secretary

                      Schedule I to the Security Agreement


                              INVESTMENT PROPERTY


            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                     Schedule II to the Security Agreement


                             INTELLECTUAL PROPERTY


            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                     Schedule III to the Security Agreement


                             COMMERCIAL TORT CLAIMS


            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                     Schedule IV to the Security Agreement


            LOCATION, CHIEF EXECUTIVE OFFICE, TYPE OF ORGANIZATION,
        JURISDICTION OF ORGANIZATION AND ORGANIZATIONAL IDENTIFICATION
                                    NUMBER


            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                      Schedule V to the Security Agreement


                             CHANGES IN NAME, ETC.


            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                     Schedule VI to the Security Agreement


                               LETTERS OF CREDIT


            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                     Schedule VII to the Security Agreement


                         INTELLECTUAL PROPERTY MATTERS


            [Omitted. A supplemental copy of this schedule will be
                      furnished to the SEC upon request.]

                      Exhibit A to the Security Agreement


                     FORM OF SECURITY AGREEMENT SUPPLEMENT


             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                      Exhibit B to the Security Agreement


                FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT


             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]

                      Exhibit C to the Security Agreement


            FORM OF CONSENT TO ASSIGNMENT OF LETTER OF CREDIT RIGHTS


             [Omitted. A supplemental copy of this exhibit will be
                      furnished to the SEC upon request.]